UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 27, 2009

O.A.K. FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-22461 (Commission File Number)	38-2817345 (IRS Employer Identification No.)

2445 84th Street, S.W. Byron Center, Michigan (Address of principal executive office)	49315 (Zip Code)

Registrant’s telephone number, including area code: (616) 878-1591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02      Results of Operations and Financial Condition

        On February 27, 2009, O.A.K. Financial Corporation issued a press release announcing results for the 2008 fourth quarter and full year 2008 results. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

        The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01      Other Events.

        O.A.K. Financial Corporation issued a press release announcing that it decided not to participate in the Capital Purchase Program under the U.S. Treasury’s Troubled Asset Relief Program. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibit

99.1	Press Release dated February 27, 2009, reporting fourth quarter and 2008 results.

99.2	Press Release dated February 27, 2009, disclosing the decision not to participate in the U.S. Treasury Troubled Asset Relief Program.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 27, 2009	O.A.K. FINANCIAL CORPORATION (Registrant) By: /s/ James A. Luyk —————————————— James A. Luyk Chief Financial Officer